                                                                   EXHIBIT 99.1

                         $1,050,000,000 (APPROXIMATE)
                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-6

              INFORMATION REGARDING CERTAIN SUBSEQUENT CONTRACTS

  Set forth below is information regarding manufactured housing installment sales contracts and installment loan agreements transferred to the Trust on the Closing Date. The information below includes the Initial Contracts described in the Prospectus Supplement dated September 4, 1997 and the Subsequent Contracts transferred to the Trust on the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

                 GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS

                                                                      AGGREGATE    % OF CONTRACT
                                                                      PRINCIPAL       POOL BY
                                                   % OF CONTRACT       BALANCE      OUTSTANDING
                                    NUMBER OF    POOL BY NUMBER OF   OUTSTANDING     PRINCIPAL
                                 CONTRACTS AS OF  CONTRACTS AS OF    AS OF CUT-    BALANCE AS OF
                                  CUT-OFF DATE     CUT-OFF DATE       OFF DATE     CUT-OFF DATE
                                 --------------- ----------------- --------------- -------------
Alabama.................          1,544             5.57%    $   48,477,704.89      4.62%
Alaska..................              3              .01            178,782.20       .02
Arkansas................            649             2.34         19,599,084.32      1.87
Arizona.................            536             1.93         21,703,906.78      2.07
California..............          1,567             5.65         51,378,387.90      4.89
Colorado................            758             2.73         39,902,040.54      3.79
Connecticut.............             16              .06            424,031.14       .04
Delaware................            120              .43          4,244,729.87       .40
Florida.................          1,568             5.65         66,604,170.36      6.34
Georgia.................          1,496             5.48         53,985,999.58      5.14
Idaho...................            146              .53          6,635,380.25      1.36
Iowa....................            437             1.58         14,231,541.99        63
Illinois................            458             1.65         14,775,868.26      1.41
Indiana.................            615             2.22         23,387,387.90      2.23
Kansas..................            318             1.15         10,985,097.07      1.05
Kentucky................            742             2.68         25,612,426.52      2.44
Louisiana...............            613             2.21         19,282,276.22      1.84
Maryland................            115              .41          4,255,076.52       .41
Massachusetts...........             21              .08            695,092.70       .06
Maine ..................            268              .97         13,184,082.16      1.26
Michigan................          1,463             5.28         64,248,404.77      6.12
Minnesota...............            523             1.89         17,073,044.08      1.63
Mississippi.............            603             2.18         18,907,996.24      1.80
Missouri................            800             2.89         23,551,230.55      2.24
Montana.................            237              .86          9,611,738.33       .92
North Carolina..........          1,914             6.90         82,680,216.43      7.86
North Dakota............            138              .50          4,520,348.60       .43
Nebraska................            131              .47          5,008,082.14       .48
New Hampshire...........            158              .57          5,607,075.34       .53
New Jersey..............              8              .03            389,076.81       .04
New Mexico..............            699             2.52         30,114,405.76      2.87
Nevada..................            250              .90         12,517,594.81      1.19
New York................            397             1.43         14,911,261.38      1.42
Ohio....................            675             2.44         26,168,357.65      2.49
Oklahoma................            570             2.06         17,978,292.26      1.71
Oregon..................            366             1.32         22,061,463.98      2.11
Pennsylvania............            384             1.39         14,991,905.23      1.43
Rhode Island............              1              .00             64,723.32       .01
South Carolina..........          1,320             4.76         52,485,798.52      5.00
South Dakota............            196              .71          6,357,913.35       .61
Tennessee...............            747             2.69         24,973,222.12      2.38
Texas...................          2,225             8.02         88,543,309.59      7.66
Utah....................            103              .37          5,295,877.59       .50
Vermont.................             93              .34          4,088,051.88       .39
Virginia................            456             1.65         15,114,516.13      1.44
Washington..............            336             1.21         19,879,392.32      1.89
West Virginia...........            340             1.23          9,924,348.86       .95
Wisconsin...............            414             1.49         13,712,239.93      1.31
Wyoming.................            179              .65          7,466,135.58       .71
U.S. Military Base......              4              .01            143,467.76       .01
                                 ------           ------     -----------------    ------
Total.......................     27,719           100.00%    $1,049,999,503.48    100.00%
                                 ======           ======     =================    ======

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                 % OF CONTRACT POOL BY
                                             AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING     BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------------   ------------------- ------------------- ---------------------
Prior to 1980 ..........            7          $     39,657.62               *%
         1980 ..........            0                      .00             .00
         1981...........            0                      .00             .00
         1982...........            1                15,283.98               *
         1983...........            4                52,626.12             .01
         1984...........            9                84,209.73             .01
         1985...........            7                61,852.86             .01
         1986...........           34               555,203,31             .05
         1987...........           43               718,464.75             .07
         1988...........           56             1,126,753.06             .11
         1989...........          156             4,494,738.30             .43
         1990...........          188             5,405,830.28             .51
         1991...........          146             4,002,321.12             .38
         1992...........          274             8,865,122.62             .84
         1993...........          229             7,183,966.25             .68
         1994...........          317             9,654,540.43             .92
         1995...........          346            11,018,464.54            1.05
         1996...........          273            11,235,289.20            1.07
         1997...........       25,629           985,485,179.31           93.86
         1998...........            0                      .00             .00
         1999...........            0                      .00             .00
                               ------        -----------------          ------
   Total................       27,719        $1,049,999,503.48          100.00%
                               ======        =================          ======

* Indicates an amount greater than zero but less than .5% of the Outstanding Prinicipal Balance as of Cut-off Date.



                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                     % OF CONTRACT POOL BY
                                                 AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
    RIGINAL CONTRACTO        NUMBER OF CONTRACTS BALANCE OUTSTANDING     BALANCE AS OF
 AMONT (IN DOLLARS)(1)U      AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------------       ------------------- ------------------- ---------------------
    Less than $10,000.......        1,174          $  8,886,199.39             .85%
    Between $10,000 and
     $19,999................        4,449            68,232,383.82            6.50
    Between $20,000 and
     $29,999................        6,544           164,055,798.24           15.62
    Between $30,000 and
     $39,999................        5,471           189,010,270.60           18.01
    Between $40,000 and
     $49,999................        3,442           153,895,260.82           14.66
    Between $50,000 and
     $59,999................        2,487           135,786,350.99           12.93
    Between $60,000 and
     $69,999................        1,556           100,631,015.21            9.58
    Between $70,000 and
     $79,999................        1,031            76,702,330.47            7.30
    Between $80,000 and
     $89,999................          636            53,679,092.37            5.11
    Between $90,000 and
     $99,999................          446            42,203,074.37            4.02
    Between $100,000 and
     $109,999...............          189            19,751,277.78            1.88
    Between $110,000 and
     $119,999...............          129            14,798,174.04            1.41
    Between $120,000 and
     $129,999...............           87            10,817,542.56            1.03
    Between $130,000 and
     $139,999...............           33             4,434,486.52             .42
    Between $140,000 and
     $149,999...............           23             3,317,696.84             .32
    Between $150,000 and
     $159,999...............            6               932,620.47             .09
    Between $160,000 and
     $169,999...............            7             1,152,177.55             .11
    Between $170,000 and
     $179,999...............            4               695,734.60             .07
    Between $180,000 and
     $189,999...............            3               560,843.56             .05
    Between $190,000 and
     $199,999...............            1               198,947.38             .02
    Between $200,000 and
     $249,999...............            0                      .00             .00
    Between $250,000 and
     $299,999...............            1               258,225.90             .02
                                   ------        -----------------          ------
       Total................       27,719        $1,049,999,503.48          100.00%
                                   ======        =================          ======

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
-----------------------  ------------------- ------------------- --------------------------
Less than 61%...........        1,071        $   33,641,532.00               3.20%
61% to 65%..............          378            15,122,944.57               1.44
66% to 70%..............          483            20,061,222.56               1.91
71% to 75%..............          764            32,500,033.49               3.10
76% to 80%..............        2,146            78,657,435.98               7.49
81% to 85%..............        2,938           119,138,569.42              11.35
86% to 90%..............        8,902           349,062,009.35              33.24
91% to 95%..............        9,293           343,619,354.59              32.73
Over 95%................        1,744            58,196,401.52               5.54
                               ------        -----------------             ------
   Total................       27,719        $1,049,999,503.48             100.00%
                               ======        =================             ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                 CONTRACT RATES

                                                    AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
 ---------------------          ------------------- ------------------- --------------------------
Less than 5.00001%...........             5          $      400,938.19              .04%
From  5.00001% to  6.00000%..            84               5,454,415.34              .52
From  6.00001% to  7.00000%..           894              66,593,223.70             6.34
From  7.00001% to  8.00000%..         1,842             114,713,511.56            10.93
From  8.00001% to  9.00000%..         4,012             207,946,134.44            19.80
From  9.00001% to 10.00000%..         4,582             197,640,102.55            18.82
From 10.00001% to 11.00000%..         5,477             194,489,253.10            18.52
From 11.00001% to 12.00000%..         5,698             165,457,667.09            15.76
From 12.00001% to 13.00000%..         2,668              57,652,071.18             5.49
From 13.00001% to 14.00000%..         1,968              34,183,373.37             3.26
From 14.00001% to 15.00000%..           123               1,885,106.24              .18
From 15.00001% to 16.00000%..           297               2,873,578.64              .27
From 16.00001% to 17.00000%..            68                 703,620.78              .07
Over 17.00000%...............             1                   6,507.30              .00
                                     ------          -----------------           ------
   Total................             27,719          $1,049,999,503.48           100.00%
                                     ======          =================           ======

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
    MONTHS REMAINING     NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
   ------------------    ------------------- ------------------- --------------------------
Less than 15............           17        $       48,815.57                 *%
15 to 30................           30               175,489.27                .02
31 to 45................           88               671,453.49                .06
46 to 60................          627             5,828,793.11                .56
61 to 75................          136             1,610,340.85                .15
76 to 90................          435             6,308,346.38                .60
91 to 105...............          252             3,601,509.66                .34
106 to 120..............        1,743            28,845,003.87               2.75
121 to 135..............          119             2,756,200.48                .26
136 to 150..............          698            14,575,885.86               1.39
151 to 165..............          191             5,301,939.41                .50
166 to 180..............        4,248            99,298,182.31               9.46
181 to 195..............          131             4,387,106.12                .42
196 to 210..............          298            10,835,260.01               1.03
211 to 225..............          240             8,636,166.80                .82
226 to 240..............        4,820           152,495,624.39              14.53
241 to 255..............           66             3,177,892.94                .30
256 to 270..............           57             2,659,346.06                .25
271 to 285..............           68             2,840,313.17                .27
286 to 300..............        2,301            80,909,970.63               7.71
301 to 315..............            3               147,409.16                .01
316 to 330..............           12               513,936.85                .05
331 to 345..............           77             3,373,531.35                .32
346 to 360..............       11,062           611,000,985.74              58.20
                               ------        -----------------             ------
   Total................       27,719        $1,049,999,503.48             100.00%
                               ======        =================             ======

* Indicates an amount greater than zero but less than .5% of the Original Principal Balance as of Cut-Off Date.